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Exhibit 10.29

Invibio biomaterial solutions
13 December 2004
Building III
Calendon Wood Professional Park
[***]	3 Calendon Court
Alphatec Manufacturing Inc	Greenville
6110 Corte Del Cedro	SC29615
Carlsbad
CA 92009
USA

Dear [***]

        Letter of Amendment in respect of Supply Agreement between Invibio Inc. and Alphatec Manufacturing Inc. dated October 18, 2004 (the "Agreement")

        Following discussions, we are writing to confirm that pursuant to section 4.1 of the Agreement, we have agreed to make the following amendments to the Agreement.

1.
Supplier agrees to supply and Buyer agrees to purchase the following additional grades of rod stock LT1R25 at a price of $[***] per meter, LT1R30 at a price of $[***] per meter and LT1R40 at a price of $[***] per meter. For the first order only Buyer may order a minimum of 1 meter for all grades, any subsequent orders shall be for not less than a minimum of 4 meters for LT1R25, 3 meters for LT1R30 and 1 meter for LT1R40, in accordance with the terms and conditions as set out in the Agreement.

2.
Exhibit 2 of the Agreement shall be amended to incorporate the Supply Manufacturing Definitions for the 25mm diameter rod stock (LT1R25) the 30mm diameter rod stock (LT1R30) and the 40mm diameter rod stock (LT1R40), as per the attached Supply Manufacturing Definitions.

        Except as expressly provided in this letter of amendment, all other terms, conditions, and provisions of the Agreement shall continue in full force and effect as provided therein.

        This letter shall be governed by and construed in accordance with the laws of the state of Colorado without regard to the conflict of law provisions thereof.

        IN WITNESS WHEREOF, the parties have confirmed their acceptance of the contents of this letter.

[***]
For and on behalf of Invibio, Inc.	For and on behalf of Alphatec Manufacturing Inc.
12-14-04
Date	Date

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

PEEK-OPTIMA®	GRADE: PEEK-OPTIMA LT1R25
SPECIFICATION	Page 1 of 1
MANUAL	Revision 3
ISSUE 1	Date: 17th Spetember 2001

Supply Manufacturing Definition

PEEK-OPTIMA LT1 Extruded Rod.
Grade LT1R25
Diameter 25mm +0.2mm/+1.2mm

Sampling and testing:

        The tests shown below shall be performed by supplier on material taken from the start and end of each production batch. The batch shall meet the requirements of this Supply Manufacturing Definition when the results of these tests agree with the values shown below.

Property	Test Method	Units	Value
Tensile strength (at Yield)	[***]	[***]	[***]
Tensile Elongation	[***]	[***]	[***]
Flexural strength	[***]	[***]	[***]
Flexural modulus	[***]	[***]	[***]
Notched impact strength	[***]	[***]	[***]
Density	[***]	[***]	[***]
DSC Tg (Onset) Tc (Recrystallistion) Tm (Melt)	[***]	[***]	[***]

Notes:

[***]

[***]	Date: 17th September 2001

Quality Assurance and Laboratory Manager.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

1

PEEK-OPTIMA LT1 Extruded Rod.
Grade LT1R30
Diameter 30mm +0.2mm/+1.2mm

Sampling and testing:

        The tests shown below shall be performed by supplier on material taken from the start and end of each production batch. The batch shall meet the requirements of this Supply Manufacturing Definition when the results of these tests agree with the values shown below.

Property	Test Method	Units	Value
Tensile strength (at Yield)	[***]	[***]	[***]
Tensile Elongation	[***]	[***]	[***]
Flexural strength	[***]	[***]	[***]
Flexural modulus	[***]	[***]	[***]
Notched impact strength	[***]	[***]	[***]
Density	[***]	[***]	[***]
DSC Tg (Onset) Tc (Recrystallistion) Tm (Melt)	[***]	[***]	[***]

Notes:

[***]

[***]	Date: 17th September 2001

Quality Assurance and Laboratory Manager.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

2

PEEK-OPTIMA LT1 Extruded Rod.
Grade LT1R40
Diameter 40mm +0.2mm/+1.2mm

Sampling and testing:

        The tests shown below shall be performed by supplier on material taken from the start and end of each production batch. The batch shall meet the requirements of this Supply Manufacturing Definition when the results of these tests agree with the values shown below.

Property	Test Method	Units	Value
Tensile strength (at Yield)	[***]	[***]	[***]
Tensile Elongation	[***]	[***]	[***]
Flexural strength	[***]	[***]	[***]
Flexural modulus	[***]	[***]	[***]
Notched impact strength	[***]	[***]	[***]
Density	[***]	[***]	[***]
DSC Tg (Onset) Tc (Recrystallistion) Tm (Melt)	[***]	[***]	[***]

Notes:

[***]

[***]	Date: 17th September 2001

Quality Assurance and Laboratory Manager.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

3

        THIS AGREEMENT is entered into as of 10-18-04 (the "Effective Date"), by and between Invibio, Inc., a Delaware corporation with offices at 3A Caledon Court, Greenville, South Carolina 29615 ("Supplier"), and Alphatec [please complete corporate details                        , a California corporation with offices at 6110 CORETE DEL CEDRO, CARLSBAD, CA 92009 ("Buyer").

        WHEREAS, Supplier is engaged in the manufacture and sale of Materials (as defined below).

        WHEREAS, Buyer wishes to purchase Materials from Supplier and Supplier is willing to supply Buyer with Materials, both on the terms and conditions set out in this Agreement.

        NOW THEREFORE, in consideration of the foregoing and the mutual promises set forth below and other good and valid consideration, the sufficiency of which is acknowledged by the parties, Supplier and Buyer agree as follows:

1.1   Definitions

  "Acting in Concert" shall mean acting or co-operating pursuant to an agreement or understanding (whether formal or informal);

  "Affiliate" of a party shall mean (a) its subsidiaries (as defined below), any Parent (as defined below) of a party and any other Subsidiaries of any such Parent, or (b) any partnership, joint venture or other entity directly or indirectly controlled by, controlling, or under common control with such party, but in each case only for so long as such ownership or control shall continue. Reference in this Agreement to "Buyer" shall encompass all Affiliates of Buyer;

  "Agreement" shall mean this Agreement, as it may be amended from time to time as permitted herein;

  "Biomaterials" shall mean Supplier's polyaryletherketone resin-based raw material;

  "Buyer Products" shall mean all Buyers human implantable devices which comprise polyaryletherketone; all Buyer Products shall be further described in Exhibit A, as amended from time to time;

  "Confidential Information" shall mean all confidential information disclosed (whether in writing, orally or by another means and whether directly or indirectly) by a party (the "Disclosing Party") to the other party (the "Receiving Party") whether before or after the date of this Agreement including, without limitation, information relating to the financial arrangements set out in this Agreement, the Disclosing Party's products, operations, processes, plans or intentions, product information, know-how, design rights, trade secrets, market opportunities and business affairs;

  "Group" shall mean Supplier, its Subsidiaries (as defined below), any Parent (as defined below) of Supplier and any other Subsidiaries of any such Parent;

  "Materials" shall mean those polyaryletherketone materials supplied by Supplier to Buyer under the terms of this Agreement, either as Biomaterials or as Stock Shape;

  "Parent" of a party shall mean a company which owns or controls in excess of 50% of such party's issued and outstanding voting capital stock, or otherwise has the power to control such party's general activities;

  "Specifications" shall mean the specifications for the Biomaterials set forth in Exhibit B. Such specifications may be changed, modified, amended or supplemented from time to time by agreement;

Confidential

        Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

        "Standard Conditions" shall mean Supplier's standard conditions of sale set out in Exhibit D;

        "Stock Shape" shall mean extruded rod stock composed of Biomaterials that have been melt processed so as to conform with the Supply Manufacturing Definition;

        "Subsidiary" of a party shall mean a company in respect of which such party owns or controls in excess of 50% of the issued and outstanding voting capital stock, or otherwise has the power to control such company's general activities;

        "Supply Manufacturing Definition" shall mean the dimensional, mechanical and physical properties of the Stock Shape, as set forth in Exhibit C. Such Supply Manufacturing Definition may be changed or modified, amended or supplemented from time to time by Supplier upon giving not less than three months notice to Buyer;

        "Year" shall mean each successive period of 12 months commencing on the Effective Date.

1.1   Interpretation.

        In this Agreement, unless the context requires otherwise, a reference to:

        (a)   an agreement (including this Agreement) is to such agreement as amended, supplemented or novated from time to time and includes a reference to any document which amends, supplements or novates the relevant agreement;

        (b)   any statute or statutory provisions shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted; and

        (c)   Sections and Exhibits is a reference to a section of, or exhibit to, this Agreement.

1.3   Exhibits.

        The Exhibits form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement, and any reference to this Agreement shall include the Exhibits.

1.4   Captions.

        The captions in this Agreement are for convenience only and do not affect its interpretation.

2.     SUPPLY OF MATERIALS

        2.1   Supply. Buyer shall purchase from Supplier and Supplier shall sell to Buyer Materials pursuant to an order placed by Buyer with Supplier in accordance with the terms of this Agreement. The Standard Conditions shall apply to all sales made under this Agreement.

        2.2   Use. Buyer shall purchase Materials from Supplier and Supplier shall sell Materials to Buyer for use solely in connection with the manufacture, distribution and sale by Buyer of Buyer Products to third parties.

        2.3   Price. The initial price to be paid by Buyer to Supplier for all consignments of Materials delivered in the first [***] after the Effective Date is US$[***] per kilogram for Suppliers grade of Biomaterials PEEK-OPTIMA LT1 and US$[***] per meter for Suppliers grade of Stock Shape LT1R20. Buyer shall pay each invoice in full within 30 days of the date of the invoice in cleared funds in U.S. dollars to the bank account notified from time to time by Supplier. Time shall be of the essence for payment of invoices. Interest is payable on overdue amounts at the rate of [***]% over the US Prime Rate as published in the Wall Street Journal, Eastern Edition from time to time, to run from the due date for payment until receipt by Supplier of the full amount (including any accrued interest) whether before or after judgment. Supplier may suspend the supply of Materials to Buyer where any amounts are overdue in respect of an order until all such amounts have been paid. All sums payable in respect of an order shall be payable in full by Buyer without deduction of any kind, whether by way of set-off, counterclaim or otherwise howsoever. Buyer shall not be entitled to set-off an amount owing or alleged to be owing to it by

Confidential

        Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

Supplier against amounts owing by it to Supplier. Supplier shall be entitled to increase the price per kilogram and/or meter for Materials, by no more than [***]%, once each Year, after the initial [***] period, upon providing thirty (30) days written notice.

        2.4   Milestone Payments. Subject to Standard Condition 3, in consideration for Supplier's provision of [***], other information relating to the general performance and/or other general physical characteristics of the Biomaterials and the Stock Shape, and [***], and in addition to any other payments required to be made to Supplier by Buyer under this Agreement, Buyer shall pay to Supplier the amount of U.S. $[***] said amount to be paid in three (3) installments as follows: (a) U.S. $[***] shall be due and payable upon signing of the agreement; (b) U.S. $[***] shall be due and payable by [***]; (c) U.S. $[***] shall be due and payable by [***] (the "Milestone Payments").

        In the event that this Agreement is terminated for any reason other than for material breach by Supplier, Buyer shall immediately pay to Supplier all Milestone Payments that would have been due to Supplier under the full term of this Agreement as set forth in Section 3.1

3.     TERM AND TERMINATION

        3.1   Term. This Agreement has a term of ten (10) Years (the "Term") from the Effective Date, unless terminated earlier in accordance with its terms.

        3.2   Termination by Mutual Agreement. This Agreement may be terminated upon mutual written agreement between the parties. In addition to any other rights of termination which Supplier may have under this Agreement, a party (the "Initiating Party") may terminate this Agreement with immediate effect by written notice to the other party (the "Breaching Party") on or at any other time after the Breaching Party being in breach of a material obligation under this Agreement and, if the breach is capable of remedy, failing to remedy the breach within 30 days starting on the day after receipt of written notice from the Initiating Party. That written notice shall contain details of the breach and shall further require the Breaching Party to remedy the breach and state that a failure to remedy the breach may give rise to termination under this Section 3.2. For the purposes of this Section 3.2 a breach is capable of remedy if time is not of the essence in performance of the obligation and if the Breaching Party can comply with obligation within the 30 day period;

3.3   Consequences of Termination.

          (a)   Termination of this Agreement does not affect a party's accrued rights and obligations at the date of termination.

          (b)   In the event of Supplier terminating this Agreement pursuant to any breach (whether pursuant to Section 3.2, 3.4 or otherwise) by Buyer of the terms of this Agreement, or in the event of this Agreement terminating pursuant to Section 4.4 or under any of the Standard Conditions; Supplier shall be entitled to discontinue immediately the supply of Materials and cancel any orders then already accepted from Buyer.

          (c)   Each party's further rights and obligations shall cease immediately on termination except that Buyer shall immediately pay all Milestone Payments that would otherwise have been payable during the Term; and Sections 2 and 4, together with those of the Standard Conditions as are specified as surviving the termination of this Agreement, together with those further Sections and Standard Conditions the survival of which is necessary for the interpretation or enforcement of this Agreement, shall survive termination of this Agreement, and shall continue in full force and effect.

          (d)   Buyer shall return to Supplier all Materials in its possession which have not been integrated into Buyer Products as of the date of termination, and Supplier shall pay Buyer an amount equal to [***]% of the price paid by Buyer per kilogram/meter of Materials returned. Concurrent with the return of Materials under this Section, Buyer shall provide to Supplier a written verification that all Materials in its possession have been returned to Supplier, duly executed by a Buyer employee authorized and empowered to make such a representation on behalf of Buyer.

Confidential

        Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

        3.4   Bankruptcy. Buyer shall inform Supplier of the commencement of any bankruptcy insolvency, or administration proceedings by or against Buyer, or the occurrence of any analogous event in the country of incorporation of Buyer if Buyer is not incorporated in the United States of America at least thirty (30) calendar days prior to the date of the commencement of such proceedings. Buyer's failure to timely provide such notice shall be deemed a material, pre-petition incurable breach and shall result in immediate termination of this Agreement, notwithstanding any provision to the contrary contained within this Agreement. Supplier, at its sole discretion, may terminate this Agreement upon becoming aware of such proceedings.

4.     GENERAL PROVISIONS

        4.1   Entire Agreement. This Agreement contains the entire agreement of the parties regarding the subject matter hereof and supersedes all prior agreements, understandings and negotiations regarding the same. Each party acknowledges that is has not relied on or been induced to enter this Agreement by a representation other than those expressly set out in this Agreement. This Agreement may not be changed, modified, amended or supplemented expect by a written instrument signed by both parties. Furthermore, it is the intention of the parties that this Agreement be controlling over additional or different terms of any order, confirmation, invoices or similar document, even if accepted in writing by both parties, and that waivers and amendments shall be effective only if made by non-preprinted agreements clearly understood by both parties to be an amendment or waiver hereof.

        4.2   Confidentiality.

          (a)   During the term of this Agreement and after termination or expiration of this Agreement for any reason the Receiving Party (i) may not use Confidential Information for a purpose other than the performance of its obligations under this Agreement; (ii) may not disclose Confidential Information to a person except with the prior written consent of the Disclosing Party or otherwise in accordance with this Condition; and (iii) shall make every effort to prevent the use or disclose of Confidential Information.

          (b)   During the term of this Agreement the Receiving Party may disclose Confidential Information to any of its directors, other officers, employees and sub-contractors (a "Recipient") to the extent that disclosure is reasonably necessary for the purposes of this Agreement. The Receiving Party shall ensure that a Recipient is made aware of and complies with the Receiving Party's obligations of confidentiality under this Agreement as if the Recipient were a party to this Agreement.

          (c)   This Condition does not apply to Confidential Information which either (i) is at the date of this Agreement, or ay any time after that date becomes, publicly known other than by the Receiving Party's or Recipient's breach of this Agreement; (ii) can be shown by the Receiving Party to the Disclosing Party's reasonable satisfaction to have been known by the Receiving Party before disclosure by the Disclosing Party to the Receiving Party; or (iii) is required to be disclosed in a judicial or administrative proceeding after legal remedies for maintaining the subject matter in confidence have been exhausted.

          (d)   On termination of this Agreement both Buyer and Supplier shall return to the other forthwith all Confidential Information received by them including all notes, memoranda or other stored information of any kind summarizing any Confidential Information together with all relevant samples and models it may have in its possession pursuant to this Agreement.

        4.3   Assignment. Neither party may assign or transfer or purport to assign or transfer a right or obligation under this Agreement without having first obtained the other party's written consent, with such written consent not to be unreasonably withheld.

Confidential

        Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

        4.4   Severability. If a provision of this Agreement is invalid, illegal or unenforceable, the parties shall promptly enter into good faith negotiations to agree a mutually satisfactory provision to be substituted for that provision and which as nearly as possible gives effect to their intentions as expressed in this Agreement. This Agreement shall terminate automatically without notice if the parties fail to agree on a substitute provision within one month of the start of those negotiations. During those negotiations, the parties' obligations under this Agreement are suspended.

4.5
Rights and Remedies. Except where this Agreement provides otherwise, the rights and remedies contained in this Agreement are cumulative and not exclusive of rights or remedies provided by law.

4.6
Further Assurances. Each party shall at its own cost do and execute, or arrange for the doing and executing of, each necessary act, document and thing reasonably within its power to implement this Agreement.

4.7
Notice and Reports. All notices, consents or approvals required by this Agreement shall be in writing to a party at its address or number and for the attention of the individual set out below:

Name of Individual	Address	Facsimile Number	E-mail address
[***]	6110 CORTE DEL CEDRO	(760) 431-1573	[***]

          Please complete    Carlsbad, CA 92009

          A party may change its notice details on giving notice to the other party of the change in accordance with this Section.

        4.8   Relationships of the Parties. No provision of this Agreement creates a partnership between the parties or makes one party the agent of the other for any purpose. Neither party has the authority or power to bind, to contract in the name of or to create a liability for the other in any way for any purpose. There is not, as at the Effective Date, and never has been, any form of common ownership, common control, common management or any other affiliation between the parties. Supplier and its Affiliates have not and will not participate in the design, manufacture, sale or distribution of any Buyer Products.

        4.9   Waiver. A failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents further exercise of the rights or remedy or the exercise of another right or remedy.

        4.10 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Colorado without regard to the conflict of law provisions thereof.

        4.11 Dispute Resolution. Any dispute between the parties arising out of or related to this Agreement shall, in the first instance, be the subject of a meeting between the parties to negotiate a resolution of such dispute. The meeting shall be conducted by at least one individual form each party who has full decision making authority with respect to the dispute at issue. Should the negotiations not lead to a settlement of the dispute within thirty (30) calendar days of the date of the meeting, either party may then initiate binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules"). In the event that a party refuses to participate in the meeting, then the other party may immediately initiate binding arbitration as otherwise provided in this Section. A single arbitrator shall be appointed in accordance with the Rules. The arbitrator shall be a person experienced in the area of supply and licensing of biomaterials and/or medical implant components or devices. The arbitration shall take place in Denver, Colorado and be based upon Colorado law pursuant to Section 4.10. No written opinion shall be prepared by the arbitrator, other than the arbitrator's ruling and any award thereon.

Confidential

        Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

The party prevailing in the arbitration proceedings conducted pursuant to this Section shall be immediately reimbursed by the other party for all reasonable costs, including reasonable attorneys' fees, incurred relating to such arbitration proceeding. No party has a right to appeal the arbitrator's ruling, to any court or otherwise. Judgement upon arbitrator's ruling may be entered in any court of competent jurisdiction.

Confidential

        Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

        IN WITNESS WHEREOF, and by their signatures below, the undersigned persons represent that they have the requisite authority to bind their respective companies to the terms and conditions set forth herein.

SUPPLIER: INVIBIO, INC.	BUYER:
By: [***]	By: [***]
Print Name [***]	Print Name [***]
Title Vice President	Title President

Confidential

        Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

PEEK-OPTIMA®	PEEK-OPTIMA® LT1
SPECIFICATIONS	PAGE 1 of 1
MANUAL	Rev: 0
ISSUE 1	Date: 23rd October 2001

        GRADE PEEK-OPTIMA® LT1              SPECIFICATION Ref. INV 01

PROPERTY	TEST METHOD	UNITS	SPECIFICATION
Melt Viscosity	[***]	[***]	[***]
Melt Stability	[***]	[***]	[***]
Colour	[***]	[***]	[***]
Black Speck (sized film)	[***]	[***]	[***]
Black Speck (Granule) Average	[***]	[***]	[***]
MF1	[***]	[***]	[***]
Tensile Strength (at yield)	[***]	[***]	[***]
Tensile Elongation (at break)	[***]	[***]	[***]
Impact Strength Notched Izod	[***]	[***]	[***]
Flexural Modulus	[***]	[***]	[***]
Flexural Strength	[***]	[***]	[***]
Specific Gravity	[***]	[***]	[***]
Moisture Content[1]	[***]	[***]	[***]
Extraneous Contam	[***]	[***]	[***]
Granule Cut[2]	[***]	[***]	[***]
Glass Transition Temperature	[***]	[***]	[***]
Melting Point	[***]	[***]	[***]
Re-crystallisation Temperature	[***]	[***]	[***]

Notes:

[***]

SPECIFICATION APPROVAL

Quality Assurance & Laboratory Manager: ....../s/[***]

Date: 23rd October 2001

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

PEEK-OPTIMA®	GRADE: PEEK-OPTIMA LT1R25
SPECIFICATION	PAGE 1 of 1
MANUAL	Revision 3
ISSUE 1	Date: 17th September 2001

Supply Manufacturing Definition

PEEK-OPTIMA LT1 Extruded Rod.
Grade LT1R20
Diameter 20mm +0.2mm/+1.1mm

Sampling and testing:

        The tests shown below shall be performed by supplier on material taken from the start and end of each production batch. The batch shall meet the requirements of this Supply Manufacturing Definition when the results of these tests agree with the values shown below.

Property	Test Method	Units	Value
Tensile strength (at Yield)	[***]	[***]	[***]
Tensile Elongation	[***]	[***]	[***]
Flexural strength	[***]	[***]	[***]
Flexural modulus	[***]	[***]	[***]
Notched impact strength	[***]	[***]	[***]
Density	[***]	[***]	[***]
DSC
Tg (Onset)	[***]	[***]	[***]
Tc (Recrystallistion)
Tm (Melt)

Notes:

[***]

[***]                                                                                    Date: 17th September 2001

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

EXHIBIT D STANDARD CONDITIONS OF SALE

        1.     ORDERS, DELIVERY AND RISK—Buyer shall place orders for Materials with a lead time of at least sixty (60) days. Each order shall be in full until quantities and shall be for not less then a minimum quantity of 10 kilograms for Biomaterials or 10 meters for Stock Shape. Supplier shall, as soon as reasonably practicable after receipt, notify Buyer of the anticipated delivery date for that order. All orders shall be deemed to incorporate and be subject to the terms and conditions of this Agreement (including the Standard Conditions).

        All materials delivered to Buyer shall be F.O.B. Supplier's shipping point, and upon delivery to the proper carrier, title and risk of loss and delay shall pass to Buyer. Buyer may reject all or part of any consignment of Materials only on the grounds that it, or part of it, does not conform to the Specification or Supply Manufacturing Definition (as the case may be) applicable on the date of manufacture and only by giving Supplier written notice of such rejection immediately on discovery of such lack of conformity, including full details of the reason for such rejection, and in any event no later than 30 days after delivery of the consignment. If Buyer fails to give such notice of rejection, it shall be deemed to have accepted the consignment in full and acknowledged such Biomaterials conformance with the Specification or such Stock Shape's conformance with the Supply Manufacturing Definition (as the case may be).

        Risk in Materials passes from Supplier to Buyer on delivery as provided in this Condition. Notwithstanding delivery and passing of risk, Materials will remain the property of Supplier until Buyer pays to Supplier the price payable for Materials (together with any accrued interest) and until no further sums whatever are due from Buyer to Supplier in respect of Materials. From delivery until property in Materials passes to Buyer, Buyer shall insure Materials for their full value with a reputable insurer and, upon request, shall use reasonable endeavors to have Supplier's interest in Materials noted on the insurance policy. Until property in Materials passes to Buyer, Buyer shall hold the proceeds of any claim on the insurance policy on trust for Supplier and shall immediately account to Supplier for any proceeds.

        2.     CERTAIN ADDITIONAL COVENANTS Buyer shall not use any form of polyaryletherketone, or any products containing polyaryletherketone, other than Materials, in Buyer Products. Buyer shall not sell, supply or otherwise make Materials available to third parties, except when incorporated into Buyer Products sold in the normal course of business.

        Buyer shall not make any alterations to the chemical structure of Materials, including, but not limited to the following: alteration of the bulk particle size; alteration by addition of extenders, colorants, or plasticizers; alteration by addition of additives that have a biological function; alteration by addition of any other additives not specifically mentioned herein; alteration to the molecular weight or chain branching; alteration to the solution of melt viscosity; or, alteration to the thermal stability or other thermal properties.

        Supplier shall be entitled to discontinue the supply of materials if Supplier has reasonable grounds for concluding (based on documentary evidence) that Buyer has acted or is acting in Breach of this Condition. Buyer shall have one month from the date of receipt of such notice to prove to Supplier's reasonable satisfaction that it has not acted or is not acting in breach of this Condition. If Buyer fails so to satisfy Supplier, Supplier shall be entitled to terminate this Agreement with immediate effect.

        Supplier and Buyer shall give each other prompt written notice after such party or any of its Affiliates becomes aware of any adverse facts or issues relating to the safety of efficacy of any Materials sold hereunder. It shall be Buyer's ultimate responsibility to determine the efficacy and safety of use of Materials for Buyer Products. Notwithstanding any other provision of this Agreement, in the event that Supplier reasonably believes that any adverse facts or issues relating to the safety or efficacy of the Materials may result in liability to Supplier, Supplier may, at its sole discretion, immediately terminate this Agreement. This condition shall survive termination of this Agreement.

        Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

        3.     WARRANTY—Supplier warrants to Buyer that Materials when manufactured shall conform in all material respects to the Specification or Supply Manufacturing Definition (as the case may be) as then in effect. Supplier warrants, to its current knowledge and belief, that Materials do not infringe any patent right of any third party.

        EXCEPT FOR THE FOREGOING WARRANTIES, SUPPLIER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, A WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR OF INTELLECTUAL PROPERTY NON-INFRINGEMENT, INCLUDING, BUT NOT LIMITED TO PATENT NON-INFRINGEMENT, AND ANY SUCH WARRANTIES WHETHER EXPRESS OR IMPLIED, IN FACT OR BY LAW, ARE EXPRESSLY DISCLAIMED AND SUPPLIER SHALL HAVE NO FURTHER OBLIGATION OR LIABILITY WITH RESPECT TO MATERIALS. SUPPLIER DOES NOT MAKE ANY WARRANTY TO BUYER'S CUSTOMERS OR AGENTS. SUPPLIER HAS NOT AUTHORIZED ANYONE TO MAKE ANY REPRESENTATION OR WARRANTY OTHER THAN AS PROVIDED ABOVE. SUPPLIER SHALL IN NO EVENT BE LIABLE FOR ANY GENERAL, INDIRECT, SPECIAL CONSEQUENTIAL, PUNITIVE, INCIDENTAL OR SIMILAR DAMAGES, INCLUDING WITHOUT LIMITATION, DAMAGES FOR HARM TO BUSINESS, LOST PROFITS OR LOST SAVINGS, EVEN IF SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, REGARDLESS OF THE FORM OF ACTION.

        Notwithstanding anything to the contrary contained herein, if Buyer receives any Materials which do not generally conform to the Specification of Supply Manufacturing Definition (as the case may be) and Buyer notifies Supplier in writing of such failure within the time period provided in Condition 1, the Buyer's exclusive remedy shall be, and is limited to, the repayment of any applicable purchase price paid to Supplier for such Materials or at the option of Buyer, the provision of replacement Materials in like quantity as soon as reasonably practicable after receipt of written notice of such failure. Buyer's exclusive remedy and Supplier's sole liability under this warranty shall, in any event, be expressly limited under this Agreement. EXCEPT AS PROVIDED ABOVE, SUPPLIER SHALL NOT BE LIABLE TO BUYER FOR ANY DAMAGES UNDER THIS WARRANTY OR THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, DAMAGES CONVERED IN THIS CONDITION ABOVE, FOR ANY CLAIM INVOLVING MATERIALS. This Condition shall survive termination of this Agreement.

        4.     BUYER INDEMNITY Buyer agrees to indemnify, defend and hold harmless Supplier and its Affiliates (including without limitation its and their directors, officers, employees, agents, representatives and shareholders) from and against any and all claims by any third party, including any claims, actions, suits, proceedings, liabilities, obligations, losses, damages (including any fines, penalties or punitive damages), settlement, interest, costs and expenses (including attorneys' fees, court costs and other reasonable out-of-pocket expenses incurred in investigating, preparing or defending any of the foregoing or in enforcing rights hereunder) resulting therefrom by reason of or in connection with or arising out of or relating to any sale, transfer, or use by any person of any Buyer Products or services sold or otherwise made available by Buyer or any related persons or entities (including without limitation any current or former direct or indirect Parent or Subsidiary or any Affiliate of associate thereof) in which Materials are incorporated or otherwise involved, except the extent arising or resulting from (i) any liability of Supplier, subject to the limitations provided in Condition 3, for the failure of the Stock Shape to conform with the Supply Manufacturing Definition where such failure is proved to be the actual and proximate cause off the claimed personal injury of property damage, or (ii) any liability of Supplier, subject to the limitations provided in Condition 3, for the failure of the Biomaterials to conform with the Specification where such failure is proved to be the actual and proximate cause of the claimed personal injury or property damage, or (iii) any liability of Supplier, subject to the limitations provided in Condition 3, for the infringement by Materials of the patents or other intellectual property rights of any person or entity other than Supplier, such patents and intellectual property rights limited to compositions and excluding any methods of manufacture or devices or use thereof. Any person or entity seeking indemnification hereunder must promptly notify Buyer with sixty (60) calendar days of the date of actual notice of any claim for which it seeks indemnification, provided that any such failure shall not relieve Buyer of its obligations hereunder except to the extent that Buyer is actually prejudiced by such failure to notify. In the event that Buyer

        Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

shall be called upon to provide the indemnification set forth herein, Buyer shall control the defense, litigation and/or settlement of such claim (except to the extent that any settlement involves some commitments, responsibilities and/or obligations on the part of Supplier, in which case such settlement shall require the prior written consent of Supplier), action or proceeding with attorneys of its choosing, and Suppler and all other indemnified persons or entities shall cooperate as may reasonably be required by Buyer (but at Buyer's expense in such defense, litigation and/or settlement). Supplier reserves the right to participate at its own cost in any proceedings with counsel of its own choosing, provided that if Buyer fails to appoint suitably qualified counsel, Buyer shall be responsible for all attorney's fees and costs incurred by or charged to Supplier. Supplier, buyer and their respective counsel will cooperate fully and make available all books, records, information and witnesses under their control and reasonably necessary or useful in connection with the defense of any such claim. Buyer shall not, in the defense of any such claim or proceeding, except with the prior written consent of Supplier, consent to the entry of any judgment or enter into any settlement which would be to the financial or other detriment of Supplier. Buyer shall confer promptly with Supplier concerning the terms of any proposed settlement or judgment arising in the court of such defense prior to consenting to the entry of any judgment or entering into any settlement. Buyer shall use all reasonable efforts to prevent Supplier from being added as a defendant to any lawsuit involving or relating to Buyer Products, and to seek immediate dismissal or summary judgment of non-liability of Supplier for any lawsuit involving or relating to Buyer Products in which Supplier is a named defendant, by employing defense mechanisms including, but not limited to, those set forth in the Biomaterials Access Assurance Act of 1998, as codified in 21 U.S.C. § 1601 et seq., and the bulk suppler and/or learned intermediary doctrines. This Condition shall survive termination of this Agreement.

        5.     INSURANCE—Buyer shall maintain, during the entire term of its indemnification obligations hereunder, comprehensive liability insurance, including medical implant product liability coverage, in the minimum amounts of $5,000,000 per occurrence for damage, injury and/or death to persons (the "Insurance Policy"). Buyer shall provide Supplier with a certificate of insurance indicating the existence and coverage of the Insurance Policy, that all outstanding periodical premiums have been paid, and indicating that the coverage shall not be canceled nor modified unless at least thirty (30) calendar days prior written notice thereof has been provide to Supplier. Such certificate of insurance shall be provided on the Effective Date and on each anniversary thereof during the entire term of Buyer's indemnification obligations hereunder. In the event that the Insurance Policy is canceled, or modified such that it does not include all requirements of this Section, such cancellation or modification shall constitute a material default and Supplier shall have the right to immediately terminate this Agreement without prior written notice as otherwise required under Section 3.2. This condition shall survive termination of this Agreement.

        6.     INTELLECTUAL PROPERTY—All intellectual property (including, but not limited to patents, trade marks, service marks, rights in designs, copyrights, database rights (whether or not any of these is registered and including applications for registration of the foregoing) and all rights and forms of protection of a similar nature or which have equivalent or similar effect to any of the foregoing which may subsist anywhere in the world) rights in or to Materials which vest in Supplier or its Affiliates shall remain vested in Supplier or its Affiliates and buyer acknowledges that this Agreement does not operate to vest in Buyer and right, title or interest in or to any such rights, Buyer shall not at any time assert any rights in the goodwill attaching to any of Supplier's trademarks (including, without limitation, Supplier's "Invibio", "PEEK-OPTIMA" and "OPTIMA" trademarks, (the "Trademarks")) and all such rights shall vest in and ensure exclusively for the benefit of Supplier. If Buyer challenges the validity of Supplier's rights in or to, or the validity of any of the Trademarks (or any applications or registrations thereof) or any other intellectual property of Supplier, then Supplier shall be entitled to terminate this Agreement immediately. This Condition shall survive termination of this Agreement.

        Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

        7.     FORCE MAJEURE—If Supplier is prevented, hindered or delayed from or in supplying Materials by an event or circumstance beyond the reasonable control of Supplier including, without limitation, strikes, lockouts, and other industrial disputes relating to Supplier's workforce, accidents, act of God, war, riot, civil commotion, malicious damage, compliance with a law or governmental order, rule, regulation or direction, reduction in or unavailability of power at manufacturing plant, breakdown of plant or machinery, or shortage or unavailability of raw materials from normal sources or routes of supple; Supplier may, at its option and without any liability for any loss or damage suffered by Buyer (a) suspend deliveries while the Force Majeure Event (or its effects) continues (or continue); or (b) terminate any order so affected with immediate effect by written notice to Buyer.

        Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act. Asterisks denote omissions.

        TRA 2142763v.1

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EXHIBIT D STANDARD CONDITIONS OF SALE